UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2014

Forest Oil Corporation

(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 17th Street, Suite 3600

Denver, Colorado (80202)

(Address of principal executive offices) (Zip Code)

303–812–1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

NOTICE OF INTENTION TO ENGAGE IN A REVERSE STOCK SPLIT AFTER COMPLETION OF COMBINATION WITH SABINE OIL & GAS

As previously disclosed, (1) on July 9, 2014, Forest Oil Corporation (“Forest” or the “Company”), Sabine Investor Holdings LLC (“Sabine Investor Holdings”), Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC (“Sabine”) and FR XI Onshore AIV, LLC (“AIV Holdings”) entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement” and the transactions contemplated therein, together, the “Combination”), and (2) a special meeting of Forest shareholders has been scheduled for November 20, 2014 to obtain shareholder approvals in connection with the Combination. If the requisite approvals are obtained and the other conditions to the transaction are met or waived, the Combination is expected to be completed in December 2014.

The purpose of this notice is to inform Forest shareholders that Forest intends to seek approval of an amendment to the Forest certificate of incorporation to cause a reverse stock split of Forest common shares. The exact ratio of the reverse stock split will be determined after completion of the Combination.

The purpose of the reverse stock split is to allow the combined company to meet the minimum price requirements under the New York Stock Exchange (the “NYSE”) listing standards.

Forest intends to seek shareholder approval for the reverse stock split concurrently with, and the reverse stock split would occur concurrently with, the reincorporation merger described in Forest’s definitive proxy statement dated October 20, 2014. If the Combination is completed and the reverse stock split is not approved, or the minimum public market value or other listing requirements are not met, the NYSE is expected to delist Forest’s common stock following the Combination.

In addition, Forest expects that it will receive a notice of noncompliance with the NYSE’s continued listing criteria based on the recent trading price of Forest’s common shares. If the Combination is not completed and the trading price of Forest’s common shares does not improve, Forest will be required to take mitigating action, including, potentially, seeking shareholder approval of a reverse stock split, to ensure that Forest will meet the minimum share price requirements for continued listing under the NYSE’s listing standards.

Additional Risk Factors

If the Combination is completed and a reverse stock split proposal is not subsequently approved, the NYSE is expected to delist Forest’s common stock, which could have an adverse impact on the liquidity and market price of the common stock of the combined company.

Following completion of the Combination, the NYSE will require Forest to meet its listing requirements, which include, among other things, a requirement that Forest’s common shares have a trading price above $4.00 per share. If the Combination is completed and a reverse stock split is not subsequently approved, Forest’s common shares are not expected to meet the minimum price requirement and are expected to be delisted from the NYSE, and Forest may have to move its common shares to trading on one of the over-the-counter markets.

A delisting of Forest’s common stock following completion of the Combination and Forest’s inability to list the stock on another national securities exchange could negatively impact Forest by: (i) reducing the liquidity and market price of Forest’s common stock; (ii) reducing the number of investors willing to hold or acquire Forest’s common stock, which could negatively impact Forest’s ability to raise equity financing; (iii) limiting Forest’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing Forest from accessing the public capital markets; and (iv) impairing Forest’s ability to provide equity incentives to its employees.

If the Combination is completed and Forest does not have a public float of $100 million, the NYSE is expected to delist Forest’s common stock, which could have an adverse impact on the liquidity and market price of the common stock of the combined company.

Following completion of the Combination, the NYSE will require Forest to meet its listing requirements, which include, among other things, a requirement that the market value of Forest’s publicly held common shares exceed $100 million. Shares held by any holder of 10% or more of the Forest shares after the Combination (which would include the current controlling equity holders of Sabine) will not be considered publicly held shares. Based on the recent trading range of Forest’s common shares, Forest may not meet this requirement at the time of the completion of the Combination. If the Combination is completed and the public float requirement is not met, Forest’s common shares are expected to be delisted from the NYSE, and Forest may have to move its common shares to trading on one of the over-the-counter markets.

A delisting of Forest’s common stock following completion of the Combination and Forest’s inability to list the stock on another national securities exchange could negatively impact Forest by: (i) reducing the liquidity and market price of Forest’s common stock; (ii) reducing the number of investors willing to hold or acquire Forest’s common stock, which could negatively impact Forest’s ability to raise equity financing; (iii) limiting Forest’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing Forest from accessing the public capital markets; and (iv) impairing Forest’s ability to provide equity incentives to its employees.

If the Combination is not completed and Forest cannot meet the NYSE’s continued listing requirements, the NYSE may delist Forest’s common stock, which could have an adverse impact on the liquidity and market price of Forest’s common stock.

The NYSE requires listed companies to maintain a minimum average closing price of $1.00 per share over any period of 30 consecutive trading days. Failure to do so results in notification from the NYSE that the listed entity has a cure period of six months to regain compliance or be delisted, which could result in the entity’s shares being traded on one of the over-the-counter markets.

As of October 27, 2014, the 30-day average closing price of Forest’s common shares was $1.09, and since October 7, 2014, the average closing price of Forest’s common shares has been below $1.00. If the Combination is not completed and the trading price of Forest’s common shares does not improve, Forest will be required to take mitigating action, including, potentially, seeking shareholder approval of a reverse stock split, for its common shares to remain qualified for continued listing on the NYSE. If Forest is unable to improve the trading price of its common shares, Forest may not meet the minimum price requirement for continued listing, Forest’s shares may be delisted from the NYSE and Forest may have to move its common shares to trading on one of the over-the-counter markets.

A delisting of Forest’s common stock and Forest’s inability to list the stock on another national securities exchange could negatively impact Forest by: (i) reducing the liquidity and market price of Forest’s common stock; (ii) reducing the number of investors willing to hold or acquire Forest’s common stock, which could negatively impact Forest’s ability to raise equity financing; (iii) limiting Forest’s ability to use a registration statement to offer and sell freely tradable securities, thereby preventing Forest from accessing the public capital markets; and (iv) impairing Forest’s ability to provide equity incentives to its employees.

SIGNATURE

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2014

FOREST OIL CORPORATION

By:	/s/ Richard W. Schelin
Name:	Richard W. Schelin
Title:	Vice President, General Counsel and Secretary